Virtus Tactical Allocation Fund (the “Fund”),

a series of Virtus Equity Trust (the “Trust”)

Supplement dated December 12, 2025 to the Summary Prospectuses and the Virtus Equity Trust

Statutory Prospectus, each dated January 28, 2025, as supplemented

This supplement supersedes the supplement dated February 13, 2025.

Important Notice to Investors

The following disclosure hereby replaces the fourth and fifth sentences of the second paragraph in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the summary section of the Trust’s Statutory Prospectus applicable to the Fund, and the fifth and sixth sentences of the first paragraph in the “More About Principal Investment Strategies” section of the Trust’s Statutory Prospectus applicable to the Fund:

The fixed income allocation may be invested directly or indirectly in all sectors of fixed income investments, including high-yield (“junk bonds”), bank loans (which are generally floating rate and may include both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics), mortgage-backed and asset-backed, collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities, government, corporate, and municipal debt obligations. Indirect investment for this purpose means investment in mutual funds and exchange-traded funds (ETFs) that invest in one or more sectors of fixed income investments, which may include affiliated funds and ETFs that are also managed by the fund’s subadviser.

In the “Principal Risks” section of the Summary Prospectus and the summary section of the Fund’s Statutory Prospectus, the risk disclosure for Affiliated Fund Risk and Mutual Fund Investing Risk are hereby removed and the following disclosures are hereby added:

>	Affiliated Fund and ETF Risk: The fund’s subadviser may select and substitute affiliated and/or unaffiliated mutual funds and/or exchange-traded funds (ETFs), which may create a conflict of interest because the subadviser or its affiliate(s) may receive fees from affiliated funds and/or ETFs, some of which pay the subadviser or its affiliate(s) more than others.
>	Mutual Fund and ETF Investing Risk: The fund will be indirectly affected by factors, risks and performance specific to any other mutual fund and/or exchange-traded fund (ETF) (“underlying fund”) in which it invests. Further, the net asset value per share of each underlying fund will include the effect of any fees and expenses of the underlying fund, so the fund’s investment in such underlying funds will cause the fund to indirectly bear its proportionate share of such fees and expenses, which are reflected in the fund’s Fees and Expenses table as “Acquired Fund Fees and Expenses” if they are estimated to amount to at least 0.01% of the fund’s total net assets.

In the section “More Information About Risks of Investing in the Funds” the table beginning on page 71 of the statutory prospectus is hereby amended by adding rows for Affiliated Fund and ETF and Mutual Fund and ETF Investing and reflecting a “closed bullet” (•) for the Fund in each of the new rows, thereby indicating that Affiliated Fund and ETF and Mutual Fund and ETF Investing are principal risks applicable to the Fund; and by removing the bullets for the Fund from the rows for Affiliated Fund and Mutual Fund Investing. Further, the following disclosure is hereby added to the “More Information About Risks of Investing in the Funds” section:

Affiliated Fund and ETF

A fund’s subadviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds and/or exchange-traded funds (ETFs) to serve as investments for the fund, which may create a conflict of interest because the subadviser or its affiliate(s) may receive fees from affiliated funds and/or ETFs, some of which pay the subadviser or its affiliate(s) more than others. However, as a fiduciary to the fund, the fund’s subadviser is obligated to act in the fund’s best interest when selecting funds and/or ETFs to serve as investments for the fund.

Mutual Fund and ETF Investing

Certain funds may invest their assets partially, significantly or primarily in other mutual funds and exchange-traded funds (ETFs) (“Underlying Funds”), as described under “Principal Investment Strategies” for each fund.” The risks associated with investing in these funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds. To the extent that a fund invests in Underlying Funds, its ability to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

To the extent that a fund invests in Underlying Funds, its net asset value per share (“NAV”) will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests, and to the extent that an Underlying Fund’s shares are traded on an exchange the value of the fund’s investment in that Underlying Fund will fluctuate in response to changes in the market price of the Underlying Fund’s shares. The extent to which the investment performance and risks associated with a fund correlate to those of a particular Underlying Fund will depend upon the extent to which the fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. As a shareholder of an Underlying Fund, a fund may indirectly bear service and other fees that are in addition to the fees the fund pays its service providers. Underlying Funds that are actively managed may entail risks generally associated with actively managed investment products, including management risk. Underlying Funds that seek to track an index or other benchmark may involve tracking risk. Tracking risk is the risk that a fund may not precisely replicate the results of an index or benchmark that it is intended to track. Deviations of this type may result from purchases or redemptions of fund shares, transaction costs, fund expenses and other factors.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/Tactical Allocation Fund Indirect ETF Investing (12/2025)